UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 27, 2010

HSBC USA INC.

(Exact name of registrant as specified in its charter)

Commission File Number 1-7436

Maryland	13-2764867
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

452 Fifth Avenue New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (212) 525-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On September 27, 2010, HSBC USA Inc. issued $750,000,000 of its 5.00% Subordinated Notes due September 27, 2020 (the “Notes”).  The Notes were issued pursuant to the Indenture, dated as of October 24, 1996 (the “Indenture”), between HSBC USA Inc. and Deutsche Bank Trust Company Americas (successor in interest to Bankers Trust Company), as Trustee (the “Original Trustee”), and the Fourth Supplemental Indenture, dated as of September 27, 2010, among HSBC USA Inc., the Original Trustee and Wells Fargo Bank, National Association, as Series Trustee with respect to the Notes.

The offering of the Notes is registered as part of the Registration Statement on Form S-3 (No. 333-158385), which was filed with the Securities and Exchange Commission on April 2, 2009.  The documents filed with this Current Report on Form 8-K under Item 9.01 are being filed as exhibits to that registration statement.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

4.1

Fourth Supplemental Indenture, dated as of September 27, 2010, among HSBC USA Inc., Deutsche Bank Trust Company Americas (successor to Bankers Trust Company), as Original Trustee, and Wells Fargo Bank, National Association, as Series Trustee.

4.2	Form of 5.00% Subordinated Notes due September 27, 2020 (included in Exhibit 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC.

By:	/s/ Mick Forde
Mick Forde
Senior Vice President, Deputy General
Counsel - Corporate and Assistant Secretary

Dated:  September 27, 2010

Exhibit Index

Exhibit No.	Description

4.1

Fourth Supplemental Indenture, dated as of September 27, 2010, among HSBC USA Inc., Deutsche Bank Trust Company Americas (successor to Bankers Trust Company), as Original Trustee, and Wells Fargo Bank, National Association, as Series Trustee.

4.2	Form of 5.00% Subordinated Notes due September 27, 2020 (included in Exhibit 4.1)